UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2012
___________________________

SUPER LIGHT, INC.
(Exact Name of Registrant as Specified in Its Charter)
___________________________

Delaware	333-174435	68-0678429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Middlesex Turnpike # 0312 Suite 6 Burlington, Massachusetts 01803
(Address of principal executive offices)

646-820-5493
(Registrant’s telephone number, including area code)

23A HaMe’eri St. Givatayim, Israel 53332
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01     Other Events.

On August 1, 2012, the Company’s board of directors authorized a dividend, whereby an additional 20.2931229 shares of common stock, par value $0.0001 per share, will be issued on each one share of common stock outstanding to each holder of record on August 13, 2012.  The payment date of the dividend was August 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER LIGHT, INC.

Dated: August 21, 2012	/s/ Glenn Kesner
Glenn Kesner
Chief Executive Officer